Borrowings	12 Months Ended
Dec. 31, 2011
Borrowings [Abstract]
Borrowings

NOTE 7—BORROWINGS

Short-term borrowings at December 31 were as follows:

	00000000	00000000
	2011	2010
	(In Thousands)
Amount outstanding at end of year:
Securities sold under agreements to repurchase	$2,685	$3,930
Federal funds purchased	—	—
Federal Home Loan Bank	—	—
Treasury tax and loan note	—	100

Total	$2,685	$4,030

Weighted average interest rate at end of year	1.33%	1.17%
Maximum amount outstanding at any end of month	$5,194	$4,455
Daily average amount outstanding	3,215	4,521
Approximate weighted average interest rate for the year	1.21%	1.15%

Securities sold under agreements to repurchase generally mature within one day from the transaction date. At December 31, 2011, securities with a carrying amount of $3,951,000 and a fair value of $3,965,000 were pledged as collateral for these agreements. At December 31, 2010, securities with a carrying amount of $5,180,000 and a fair value of $5,198,000 were pledged as collateral for these agreements. As of December 31, 2011, the interest rate on securities sold under agreements to repurchase was 1.33%. The securities underlying the agreements were under the Corporation's control.

Long-term borrowings at December 31 were as follows:

	2011	2010
	(In Thousands)
Convertible advances:
Maturing in 2011 with an initial fixed rate of 4.98%	$—	$1,000
Maturing in 2013 with an initial fixed rate of 3.11%	5,000	5,000
Maturing in 2017 with initial fixed rates ranging from 4.30% to 4.60%, with a weighted average rate of 4.45% at December 31, 2011 and 2010.	10,000	10,000

Total	$15,000	$16,000

Convertible advances allow the FHLB the periodic option to convert to a LIBOR adjustable-rate advance after the specified fixed rate period has elapsed. At December 31, 2011, the FHLB has the option to convert advances to rates that range from three month LIBOR plus 0.07% to 0.13%, of which $15 million is eligible for the conversion option, but not exercised by the FHLB, at December 31, 2011. Upon the FHLB's conversion option being exercised, the Bank has the option to repay the respective advance in full, without penalty.

The Corporation has a maximum borrowing capacity through the Federal Home Loan Bank of approximately $126,532,000, of which $111,532,000 was available at December 31, 2011. The borrowing capacity is collateralized by security agreements in certain residential real estate backed assets of the Corporation, including loans and investments.

The Corporation has issued $5,155,000 of floating rate junior subordinated deferrable interest debentures to a non-consolidated subsidiary trust, First Community Financial Capital Trust I (the Trust). The Corporation owns all of the common equity of the Trust. The debentures held by the trust are the sole assets of the trust.

The Trust issued $5,000,000 of mandatorily redeemable preferred securities to third-party investors. The Corporation's obligations under the debentures and related documents, taken together, constitute a full and unconditional guarantee by the Corporation of the Trust's obligations under the preferred securities. The junior subordinated debt securities pay interest quarterly at 3-month LIBOR plus 3.00% (3.40% at December 31, 2011). Pursuant to the debenture agreement, the Corporation can elect to defer payments of interest for up to 20 consecutive quarterly periods, provided there is no event of default as defined in the indenture. The Corporation has not deferred any quarterly interest payments through December 31, 2011. The preferred securities are redeemable quarterly by the Corporation at 100% of principal plus accrued interest on or after January 7, 2009. The preferred securities must be redeemed upon maturity of the debentures on January 7, 2034. The terms of the junior subordinated deferrable interest debentures match those of the preferred securities.